UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

RITE AID CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D87284-P76282 RITE AID CORPORATION ATTN: BYRON PURCELL 30 HUNTER LANE CAMP HILL, PA 17011 RITE AID CORPORATION 2022 Annual Meeting Vote by July 26, 2022 11:59 PM EDT You invested in RITE AID CORPORATION and it’s time to vote! This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on July 27, 2022. Virtually at: www.virtualshareholdermeeting.com/RAD2022 Get informed before you vote You can view the Notice and Proxy Statement and Form 10-K online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by requesting them prior to July 13, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* July 27, 2022 3:00 PM, Eastern Daylight Time

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote on these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D87285-P76282 01) Bruce G. Bodaken 02) Elizabeth ‘Busy’ Burr 03) Heyward Donigan 04) Bari Harlam 05) Robert E. Knowling, Jr. 06) Louis P. Miramontes 07) Arun Nayar 08) Katherine ‘Kate’ B. Quinn 1. Election of Directors Nominees: For 2. Ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm. 3. Approve, on an advisory basis, the compensation of our named executive officers as presented in the proxy statement. 4. Approve an amendment to the Rite Aid Corporation Amended and Restated 2020 Omnibus Equity Incentive Plan. 5. Approve amendments to the Rite Aid Corporation Amended and Restated Certificate of Incorporation to eliminate supermajority voting provisions. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. For For For For 6. Consider a stockholder proposal, if properly presented at the Annual Meeting, to eliminate supermajority voting provisions. Against